This Supplement is filed pursuant to Rule 497(d) with regard to Defined
Asset Funds Equity Investor Fund, Index Series S+P 500 Trust-2/S+P MidCap Trust.

The text of the supplement to the Prospectus dated April 28, 2000 is as follows:

                              Defined Asset Funds
                        Supplement dated August 8, 2000
                     to Prospectus dated April 28, 2000, of
                              Equity Investor Fund
                 Index Series S+P 500 Trust-2/S+P MidCap Trust
                 ---------------------------------------------


A new section, "Trust Performance" is added to the prospectus description of each Trust.

Advertising and sales literature may state past total return performance (changes in market prices with dividends reinvested, divided by the initial offer price) for various periods, which may be compared to performance of one or more market indices. Trust returns reflect deduction of actual expenses and maximum sales charges, which may be accompanied by returns without specified sales charges. Past performance is not assurance of future results.


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